                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 5, 2000
                                                          --------------


                                   NEFF CORP.
                                ---------------
             (Exact Name of registrant as specified in its charter)



             DELAWARE                      001-14145               65-0626400
--------------------------------      -----------------       -----------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
   incorporation or organization)                Number)              I.D. No.)


                   3750 N.W. 87th Avenue, Miami, Florida 33178
               --------------------------------------------------
               (Address or principal executive offices) (Zip Code)


Registrant's telephone numbers, including area code:  (305) 513-3350
                                                      ---------------





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                              Item 5. OTHER EVENTS

     On June 5, 2000, Neff Corp. issued a press release to announce the appointment of Pete Gladis as President and Chief Executive Officer of Neff Corp. A copy of such press release is attached as Exhibit 99 hereto and incorporated by reference.

                   Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                                  (c) Exhibits.
                                -----------------
              The following Exhibit is filed as part of the report.

                    (99) Press Release dated June 5, 2000.


































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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Neff Corp.
                                       -----------------------------
                                       Registrant

Date:   June 6, 2000                   /s/ Mark H. Irion
                                       -----------------------------
                                       Mark H. Irion
                                       Chief Financial Officer
                                       On behalf of the registrant and
                                       as Principal Financial and Accounting
                                       Officer




































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                                  Exhibit Index


Exhibit           Description                                 Page

(99)              Press Release dated June 5, 2000             5









































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                                  NEWS RELEASE

FOR IMMEDIATE RELEASE



                 NEFF CORP. ANNOUNCES APPOINTMENT OF PETE GLADIS
                              AS PRESIDENT AND CEO


          Miami, Florida (June 5, 2000) Neff Corp. (NYSE:NFF), announced today that Pete Gladis has been appointed President and Chief Executive Officer of Neff Corp. Mr. Gladis was formerly the Senior Vice President of Neff Rental, Inc. and has been responsible for implementing the Company's growth strategy and managing its operations. Mr. Gladis joined the Company in 1995 after 20 years of employment with Hertz Corporation. He has over 28 years of experience in the equipment rental industry.

          Mr. Jorge Mas, Chairman of the Board, stated: "Appointing Pete Gladis as President and CEO of Neff Corp. is an excellent choice for Neff as he brings with him vast experience and a strong dedication to teamwork which has always characterized his career."

          Kevin Fitzgerald has resigned his positions as CEO and as a member of the Board of Directors and all other positions with the Company in order to pursue other endeavors.

          Neff Corp. is one of the leading equipment rental companies in the United States, with 85 locations in 17 states.


          Note: This press release contains forward-looking information within the meaning of the Private Securities Litigation reform Act. Actual results may differ materially from those projected in the forward-looking statements. Risks that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks inherent in the Company's growth strategy, such as the uncertainty that the Company will be able to identify, acquire and integrate attractive acquisition candidates; the Company's dependence on additional capital for future growth; and the degree to which the Company is leveraged. Additional information concerning these and other risks and uncertainties is contained from time-to-time in the Company's SEC filings. In light of these risks and uncertainties, there can be no assurance that the results referred to in forward-looking statements made in this press release will in fact occur.
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